UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Whitewater Drive, Suite 200, Minnetonka, MN		55343
(Address of principal executive offices)		(Zip Code)

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Performance Share Agreements

On January 8, 2013, the Company granted executive officers the right to receive a number of shares of the Company’s common stock (the “Performance Shares”), following the filing of the Company’s Annual Report on Form 10-K for fiscal 2015, based on the extent to which the Company achieves Adjusted EBITDA goals during fiscal 2013, 2014 and 2015 (the sum of the Adjusted EBITDA goals for fiscal 2013, 2014 and 2015 are referred to as the “Cumulative Adjusted EBITDA Goal”). These Performance Shares were granted under the Company’s Amended and Restated 2005 Stock Incentive Plan and the grants are collectively referred to as the 2013-2015 Performance Share Program. For purposes of these awards, “Adjusted EBITDA” means income from operations of the Company, plus depreciation, and amortization, and non-cash adjustments (such as asset impairment, lease termination and other closing costs) and other non-cash items as approved by the Company’s Compensation Committee, and subject to adjustment by the Compensation Committee in its sole discretion for non-recurring items.

Holders of Performance Shares will not be entitled to receive shares of the Company’s common stock unless the cumulative Adjusted EBITDA amount achieved by the Company during fiscal 2013-2015 equals or exceeds the cumulative Adjusted EBITDA amount achieved by the Company during three preceding years (fiscal 2012-2014), subject to any adjustments for nonrecurring events that the Compensation Committee may determine in its sole discretion are appropriate (the “Cumulative Adjusted EBITDA Threshold”). If the Cumulative Adjusted EBITDA Threshold is achieved, holders of Performance Shares will be entitled to receive a percentage of the “Target Shares” amount identified opposite his or her name on Exhibit 10.2 to this Current Report on Form 8-K that is equal to the percentage of the Cumulative Adjusted EBITDA Goal achieved by the Company, as set forth on the following schedule:

Company Performance	Performance Shares to which Employee is Entitled
If the Company fails to achieve the Cumulative Adjusted EBITDA Threshold, then:	Employee shall not be entitled to receive Performance Shares.

If the Company achieves the Cumulative Adjusted EBITDA Threshold, but less than or equal to 100% of the Cumulative Adjusted EBITDA Goal, then:	Employee shall be entitled to receive a percentage of the “Target Shares” amount equal to the percentage of the Cumulative Adjusted EBITDA Goal achieved (e.g., if the Company achieves 95% of the Cumulative Adjusted EBITDA Goal, then Employee is entitled to receive 95% of his or her “Target Shares” amount – assuming that the Cumulative Adjusted EBITDA Threshold has been met).

The Performance Share grants for each recipient are also contingent upon the recipient remaining an employee of the Company until the filing of the Annual Report on Form 10-K for fiscal 2015.

The Adjusted EBTIDA goal for each fiscal year will be determined by the Compensation Committee during the first fiscal quarter of the applicable fiscal year. The actual Adjusted EBTIDA for each fiscal year shall be equal to the Adjusted EBITDA amount for such fiscal year as publicly disclosed by the Company or, if not publicly disclosed, as determined in good faith by the Company’s Board of Directors or the Committee. The determination regarding whether the Company has achieved the Cumulative Adjusted EBITDA Goal will be made upon filing of the Annual Report on Form 10-K for fiscal 2015 (the “Vesting Date”). Performance Shares will be issued on the Vesting Date, as provided above, if at least the Cumulative Adjusted EBITDA Threshold is achieved. No partial issuance of Performance Shares shall be made if an Adjusted EBITDA goal is achieved in any one or more fiscal years but the Cumulative Adjusted EBITDA Threshold is not achieved.

The form of 2013-2015 Performance Share Agreement utilized in connection with grants under the 2013-2015 Performance Share Program and a schedule of grants to executive officers made under the form of 2013-2015 Performance Share Agreement are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively.

Performance Stock Unit Agreements

Also on January 8, 2013, the Company granted executive officers restricted stock units (“Performance Stock Units”) that entitle the holder to receive the cash value of one share of the Company’s common stock for each Unit granted, subject to the Company achieving Adjusted EBITDA goals during fiscal 2013, 2014 and 2015. If earned, the Company will make the cash payments following the filing of the Company’s Annual Report on Form 10-K for fiscal 2015. Similar to the Performance Shares, holders of Performance Stock Units will not be entitled to receive any cash payments unless the cumulative Adjusted EBITDA amount achieved by the Company during fiscal 2013-2015 equals or exceeds the Cumulative Adjusted EBITDA Threshold. If the Cumulative Adjusted EBITDA Threshold is achieved, the Performance Stock Units will vest with respect to a percentage of Units equal to the percentage of the Cumulative Adjusted EBITDA Goal achieved. For each vested Unit, the holder will be entitled to receive the cash value of one share of the Company’s common stock. The right of a Performance Stock Unit holder to receive cash payments is also contingent upon the recipient remaining an employee of the Company until the filing of the Annual Report on Form 10-K for fiscal 2015.

Similar to Performance Shares, the Adjusted EBTIDA goal for each fiscal year will be determined by the Compensation Committee during the first fiscal quarter of the applicable fiscal year. The actual Adjusted EBTIDA for each fiscal year shall be equal to the Adjusted EBITDA amount for such fiscal year as publicly disclosed by the Company or, if not publicly disclosed, as determined in good faith by the Company’s Board of Directors or the Committee. The determination regarding whether the Company has achieved the Cumulative Adjusted EBITDA Goal will be made upon filing of the Annual Report on Form 10-K for fiscal 2015 (the “Vesting Date”). Cash payments in respect of vested Units will be made as soon as administratively practicable following the Vesting Date. Holders will not be entitled to any partial cash payment if an Adjusted EBITDA goal is achieved in any one or more fiscal years but the Cumulative Adjusted EBITDA Threshold is not achieved.

The form of Performance Stock Unit Agreement and a schedule of grants to executive officers made under the form of Performance Stock Unit Agreement are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, respectively.

Restricted Stock Agreement

Pursuant to the terms of the Company’s employment arrangement with John Gilbert, the Company is required to issue to Mr. Gilbert shares of restricted common stock having a value equal to $80,000 (based on the closing price of the Company’s common stock on December 31, 2013) on or around the first business day of the Company’s fiscal year. In accordance with this obligation, the Company issued 8,705 shares of restricted stock to Mr. Gilbert on January 8, 2013. These shares are subject to transfer and forfeiture restrictions that lapse in five equal annual installments on December 31, 2013, 2014, 2015, 2016 and 2017.

The form of Restricted Stock Agreement utilized for this award was previously filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of 2013-2015 Performance Share Agreement

10.2	Schedule of grants made under the Form of 2013-2015 Performance Share Agreement

10.3	Form of Performance Stock Unit Agreement

10.4	Schedule of grants made pursuant to the Performance Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’s OF AMERICA, INC.

Date: January 8, 2013	By:	/s/ Diana G. Purcel
Name: Diana G. Purcel
Title: Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of 2013-2015 Performance Share Agreement

10.2	Schedule of grants made under the Form of 2012-2014 Performance Share Agreement

10.3	Form of Performance Stock Unit Agreement

10.4	Schedule of grants made pursuant to the Performance Stock Unit Agreement